March 30, 2004

                                DREYFUS FOUNDERS FUNDS, INC.
                     SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
                                     DATED MAY 1, 2003

INVESTMENT ADVISER

The section of the Statement of Additional Information entitled "Investment Adviser, Distributor and Other Service Providers - Investment Adviser" is hereby amended on page 38 by replacing the first paragraph with the following:

            Founders serves as investment adviser to the Funds. Founders is a wholly-owned subsidiary of DSC, which is a wholly-owned subsidiary of The Dreyfus Corporation ("Dreyfus"), which is a wholly-owned subsidiary of Mellon Financial Corporation ("Mellon"). As described below under "Distributor," DSC serves as the distributor of the Funds. Dreyfus serves as the investment adviser to the Dreyfus family of mutual funds. DSC and Dreyfus are located at 200 Park Avenue, New York, New York 10166. Mellon is a global financial holding company incorporated under Pennsylvania law in 1971 and registered under the Federal Bank Holding Company Act of 1956, as amended. Mellon is located at One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania 15258. Mellon provides a comprehensive range of financial products and services in domestic and selected international markets.